                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  April 30 , 1997
                                                         -----------------



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)




              Georgia               33-80547           59-3074176
--------------------------------------------------------------------------------
          (State or other         (Commission       (I.R.S. Employer
          jurisdiction of         File Number)     Identification No.)
          incorporation)


              3399 Peachtree Road, N.E.
              The Lenox Building
              Suite 400, Atlanta, Georgia                  30326
--------------------------------------------------------------------------------
          (Address of principal executive officers)      (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
           ---------------------------------------------------------
         (Former name or former address, if changed since last report)

     Premiere Technologies, Inc. ("Premiere" or the "Company") hereby amends its Current Report on Form 8-K dated April 30, 1997, filed with the Securities and Exchange Commission (the "Commission") on May 13, 1997, to amend Item 7(b) regarding pro forma financial information relating to the Company, TeleT Communications LLC ("TeleT"), Voice-Tel Enterprises, Inc. ("VTE"), VTN, Inc. ("VTN") and certain independently owned and operated franchisees of VTE that meet the significance tests of Rule 3-05 of Regulation S-X promulgated by the Commission (the "Significant Franchisees").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION.

             Pro forma financial information relating to the Company and TeleT has been previously filed with the Commission and is incorporated by reference from the Company's Amended Current Report on Form 8-K/A dated September 18, 1996 and the Company's Annual Report on Form 10-K for the year ended December 31, 1996. The following pro forma financial information relating to the Company, TeleT, VTE, VTN and the Significant Franchisees is included herein:

          Pro Forma Combined Balance Sheet as of December 31, 1996..........
          Pro Forma Combined Statements of Income for the years
                 ended 1996, 1995 and 1994..................................
          Notes to Unaudited Pro Forma Combined Condensed
                 Financial Statements.......................................

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PREMIERE TECHNOLOGIES, INC.



                         By: /s/ Patrick G. Jones
                            -------------------------------------------
                             Patrick G. Jones
                             Senior Vice President of Finance and Legal

Dated: June 16, 1997

              UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

  Pro forma financial data gives effect to (i) the acquisition of TeleT and
(ii) the acquisitions (the "Significant Acquisitions") by Premiere in separate transactions of VTE, the general partner of VTN, the limited partner interests in VTN and certain independently owned and operated franchisees of VTE that meet the significance tests of Rule 3-05 of Regulation S-X promulgated by the Commission (the "Significant Franchisees").

  The unaudited pro forma combined financial information gives effect to the Company's acquisition of TeleT on September 18, 1996 as though the transaction occurred January 1, 1996. Premiere exchanged 498,187 shares of its common stock and paid approximately $2.8 million in cash for TeleT. This acquisition has been accounted for under the purchase method of accounting.

  In addition, the unaudited pro forma combined financial information gives effect to the Company's acquisition of VTN on April 29, 1997 as though the transaction occurred on December 31, 1996 for pro forma balance sheet purposes and on January 1, 1996 for pro forma statement of income purposes. Premiere paid approximately $9.2 million in cash for VTN. This acquisition has been accounted for under the purchase method of accounting. All remaining Significant Acquisitions were accounted for under the pooling-of-interests method of accounting and the unaudited pro forma combined financial statements reflect these transactions as if they had occurred January 1, 1994.

  The number of pro forma weighted average number of common shares and common share equivalents used to compute pro forma net income per share reflects the aggregate of the weighted average outstanding shares or owners' interests of the businesses acquired through the Significant Acquisitions, adjusted to equivalent shares of Premiere for all periods presented.

  The Company's historical fiscal period for the nine months ended December 31, 1994 has been adjusted to reflect a comparative twelve month period ended December 31, 1994 reported for the Significant Franchisees. The additional three month period adjustment is unaudited and should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1996 incorporated by reference herein.

  Certain balance sheet and income statement amounts contained in historical financial statements of VTE, VTN and the Significant Franchisees have been reclassified to conform with the unaudited pro forma combined financial statements presentation and disclosure practices of Premiere. In connection with the acquisitions of VTE, VTN and substanially all of the independently owned and operated franchisees of VTE (the "Voice-Tel Acquisitions"), the Company will take a charge in the second quarter of 1997 of approximately $40 million to $45 million, consisting of transaction expenses and restructuring and related costs (including severance costs, charges for asset impairment and costs related to exiting the franchise business and closing certain facilities) attributable to the Voice-Tel Acquisitions. This charge is not reflected in the unaudited pro forma combined financial information.

  The unaudited pro forma combined financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Significant Acquisitions occurred at the beginning of the periods presented nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma combined condensed financial statements are based on the respective historical financial statements for Premiere, VTE, VTN, the Significant Franchisees and TeleT and should be read in conjunction with the respective historical financial statements incorporated by reference herein.

                 PREMIERE TECHNOLOGIES, INC. AND SUBSIDIARIES
                       PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1996

                                                                                   HISTORICAL
                                          -----------------------------------------------------------------------------------------
                                                  PREMIERE         DMG         SHAMLIN       PBS          SANDS           VTO
ASSETS
Current assets:
 Cash and equivalents                        $   74,133,745   $ 1,238,943   $  221,053   $   26,023   $   280,966   $     2,849
 Accounts receivable                              4,870,748       250,632      133,498      244,552       273,037       284,261
 Deferred tax assets, net                         3,571,938             -            -            -             -             -
 Prepaid expenses and other current assets        2,283,944        11,289        7,873            -             -         4,975
                                          -----------------------------------------------------------------------------------------
 Total current assets                            84,860,375     1,500,864      362,424      270,575       554,003       292,085
                                          -----------------------------------------------------------------------------------------

Property and equipment, net                      16,773,200       403,043      447,014      460,265       881,760       449,127


Other assets:                                    38,417,534       118,651       95,767      216,096       403,525       975,040

                                          -----------------------------------------------------------------------------------------
Total assets:                                   140,051,109     2,022,558      905,205      946,936     1,839,288     1,716,252
                                          =========================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of long-term debt                2,847,142       147,594      407,417       69,896       289,122       388,958
 Accounts payable and accrued expenses           11,870,434     1,075,479      126,283       29,580       106,668       392,538

 Accrued payroll and related taxes                  138,671             -            -            -             -             -
 Unearned revenue                                   452,618       254,639       47,677      348,962        79,440       205,718
                                          -----------------------------------------------------------------------------------------
 Total current liabilities                       15,308,865     1,477,712      581,377      448,438       475,230       987,214
                                          -----------------------------------------------------------------------------------------

Long-term liabilities:
 Long-term debt                                     249,235       271,526      673,862       71,092       242,692     1,048,279
 Subordinated debt                                        -             -            -            -             -             -
 Deferred taxes                                     334,520             -            -            -             -             -
 Other accrued liabilities                                -             -            -            -             -      (200,832)
                                          -----------------------------------------------------------------------------------------
 Total long-term liabilities                        583,755       271,526      673,862       71,092       242,692       847,447

                                          -----------------------------------------------------------------------------------------
 Total Liabilities                               15,892,620     1,749,238    1,255,239      519,530       717,922     1,834,661
                                          -----------------------------------------------------------------------------------------

Shareholders' equity:
 Common stock                                       240,118       299,898       13,000       47,500        30,000             -
 Treasury stock                                                  (660,000)           -            -             -             -
 Additional paid in capital                     125,785,798        60,046            -            -       943,742             -
 Stock subscription receivable                                          -            -            -             -             -
 Retained earnings                               (1,867,427)      573,376     (363,034)     379,906       147,624      (118,409)
                                          -----------------------------------------------------------------------------------------
Total equity                                    124,158,489       273,320     (350,034)     427,406     1,121,366      (118,402)

                                          -----------------------------------------------------------------------------------------
Total liabilities and shareholders' equity   $  140,051,109   $ 2,022,558   $  905,205   $  946,936   $ 1,839,288   $ 1,716,252
                                          =========================================================================================

                                                                                     HISTORICAL
                                          -----------------------------------------------------------------------------------------

                                                     SDVT       CONTINUUM     PENTA        CAR ZEE   FLANAGAN/ALLAN(L)   VTEC(L)
ASSETS
Current Assets:
 Cash and equivalents                        $       46,089   $    19,708   $  235,390   $   50,532   $    90,998   $    42,770
 Accounts receivable                                278,278       118,347      613,917      110,551       129,627         3,796
 Deferred tax assets, net                                 -             -            -            -             -             -
 Prepaid expenses and other current assets           12,482         7,412    1,509,481      513,968         3,717             -
                                          -----------------------------------------------------------------------------------------
 Total current assets                               336,849       145,467    2,358,788      675,051       224,342        46,566
                                          -----------------------------------------------------------------------------------------

Property and equipment, net                         267,568       171,015      924,631      380,712       798,239       168,413


Other assets                                         65,594        62,333      212,571      335,732       153,875       132,101
                                          -----------------------------------------------------------------------------------------
Total assets                                        670,011       378,815    3,495,990    1,391,495     1,176,456       347,080
                                          =========================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of long-term debt                  109,756       140,854    1,438,802       83,235       234,875        67,041
 Accounts payable and accrued expenses              101,728        85,700      225,208       42,064       514,665        69,313

 Accrued payroll and related taxes                        -        26,312            -            -         4,292         8,423
 Unearned revenue                                    61,124        92,310       59,525       27,544        40,664         5,562
                                          -----------------------------------------------------------------------------------------
 Total current liabilities                          272,608       345,176    1,723,535      152,843       794,496       150,339
                                          -----------------------------------------------------------------------------------------

Long-term liabilities:
 Long-term debt                                      52,563        91,082    1,242,228      797,244       281,306       120,264
 Subordinated debt                                        -             -      462,901            -             -             -
 Deferred taxes                                           -             -            -            -        71,591        36,899
 Other accrued liabilities                          178,218             -            -      239,251             -             -
                                          -----------------------------------------------------------------------------------------
 Total long-term liabilities                        230,781        91,082    1,705,129    1,036,495       352,896       157,163

                                          -----------------------------------------------------------------------------------------
 Total liabilities                                  503,389       436,258    3,428,664    1,189,338     1,147,392       307,502
                                          -----------------------------------------------------------------------------------------

Shareholders' equity:
 Common stock                                             -         4,000      102,891            -            93            75
 Treasury stock                                           -             -            -     (240,000)            -             -
 Additional paid in capital                         128,000             -            -      801,436            30             -
 Stock subscription receivable                            -             -      (43,770)           -             -             -
 Retained earnings                                   38,622       (61,443)       8,205     (359,279)       28,941        39,503
                                          -----------------------------------------------------------------------------------------
Total equity                                        166,622       (57,443)      67,326      202,157        29,064        39,578

                                          -----------------------------------------------------------------------------------------
Total liabilities and shareholders' equity   $      670,011   $   378,815   $3,495,990   $1,391,495   $ 1,176,456   $   347,080
                                          =========================================================================================

                                                   HISTORICAL
                                          ------------------------------
                                                                              PRO FORMA
                                                    VTN           VTE        ADJUSTMENTS              PRO FORMA
ASSETS
Current assets:
 Cash and equivalents                        $       17,477   $   354,063  $ (9,678,000)  (C)     $   67,082,606
 Accounts receivable                                210,541     7,194,057    (7,199,601)  (A)          7,516,241
 Deferred tax assets, net                                 -       425,000       682,857   (D)          4,679,795
 Prepaid expenses and other current assets                -     3,404,836       (70,000)  (B)          7,689,977
                                          -----------------------------------------------------------------------
 Total current assets                               228,018    11,377,956   (16,264,744)   -          86,968,619
                                          -----------------------------------------------------------------------

Property and equipment, net                       2,811,198     4,492,431     8,740,000   (C)         37,570,654
                                                                               (597,962)  (A)

Other assets:                                     2,189,184     3,843,494      (885,000)  (A)
                                                                             (1,506,000)  (B)         46,212,598
                                                                              1,382,101   (D)
                                          -----------------------------------------------------------------------
Total assets:                                     5,228,400    19,713,881    (9,131,605)   -         170,751,871
                                          =======================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of long-term debt                2,360,863     4,788,189    (6,551,000)  (A)          6,822,744
 Accounts payable and accrued expenses            5,384,218     6,485,326      (648,601)  (A)         26,846,383
                                                                                985,780   (D)
 Accrued payroll and related taxes                        -       161,180                                338,878
 Unearned revenue                                         -     1,710,962             -                3,386,745
                                          -----------------------------------------------------------------------
 Total current liabilities                        7,745,081    13,145,657    (6,213,821)              37,394,750
                                          -----------------------------------------------------------------------

Long-term liabilities:
 Long-term debt                                     395,742     3,410,547             -                8,947,662
 Subordinated debt                                        -     5,000,000             -                5,462,901
 Deferred taxes                                           -       725,000     1,971,560   (D)          3,139,569
 Other accrued liabilities                                -             -                                216,637
                                          -----------------------------------------------------------------------
 Total long-term liabilities                        395,742     9,135,547     1,971,560               17,766,769

                                          -----------------------------------------------------------------------
 Total liabilities                                8,140,823    22,281,204    (4,242,261)              55,161,519
                                          -----------------------------------------------------------------------

Shareholders' equity:
 Common stock                                        82,761     3,861,750    (4,407,505)  (E)            274,581
 Treasury stock                                    (803,645)   (1,477,141)    3,180,786   (E)                  -
 Additional paid in capital                               -             -    (5,652,366)  (E)        122,066,686
 Stock subscription receivable                            -             -        43,770   (E)                  -
 Retained earnings                               (2,191,539)   (4,951,932)    1,945,971               (6,750,915)
                                          -----------------------------------------------------------------------
Total equity                                     (2,912,423)   (2,567,323)   (4,889,344)             115,590,352

                                          -----------------------------------------------------------------------
Total liabilities and shareholders' equity   $    5,228,400   $19,713,881  $ (9,131,605)          $  170,751,871
                                          =======================================================================

                 PREMIERE TECHNOLOGIES, INC. AND SUBSIDIARIES

                    PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                      (1)         (2)       PRO FORMA
                  HISTORICAL   HISTORICAL  ADJUSTMENTS      PRO FORMA
                   PREMIERE      TELET        TELET         PREMIERE
                  -----------  ----------  -----------     -----------
Revenues........  $52,079,338  $ 250,603           --      $52,329,941
Cost of
services........   16,710,820        --            --       16,710,820
                  -----------  ---------   -----------     -----------
Gross margin....   35,368,518    250,603           --       35,619,121
Operating
expenses:
Selling, general
and
administrative..   25,765,839    884,576           --       26,650,415
Depreciation and
amortization....    2,255,253        --         53,571 (H)   2,308,824
Charge for
purchased
R & D...........   11,030,000        --    (11,030,000)(I)         --
Accrued
litigation......    1,250,000        --            --        1,250,000
                  -----------  ---------   -----------     -----------
Total operating
expenses........   40,301,092    884,576   (10,976,429)     30,209,239
                  -----------  ---------   -----------     -----------
Operating income
(loss)..........   (4,932,574)  (633,973)   10,976,429       5,409,882
Other income
(expense):
Interest
income..........    2,529,197        --       (111,930)(J)   2,417,267
Interest             (188,340)       --            --         (188,340)
expense.........
Other, net......       68,641    (13,007)          --           55,634
                  -----------  ---------   -----------     -----------
Net income
(loss) before
income taxes....   (2,523,076)  (646,980)   10,864,499       7,694,443
Provision
(benefit) for
income taxes....   (1,626,541)  (252,322)    4,236,972 (K)   2,358,109
                  -----------  ---------   -----------     -----------
Net income
(loss)..........  $  (896,535) $(394,658)  $ 6,627,527     $ 5,336,334
Preferred stock
dividends.......       29,337        --            --           29,337
                  -----------  ---------   -----------     -----------
Pro forma income
(loss)
attributable to
common
shareholders for
primary earnings
per share.......  $  (925,872)  (394,658)  $ 6,627,527     $ 5,306,997
                  ===========  =========   ===========     ===========
Earnings per
share...........  $     (0.05)                             $      0.26
                  ===========                              ===========
Weighted average
number of common
shares and
common share
equivalents
outstanding.....   20,170,000                  498,187 (L)  20,668,187
                  ===========              ===========     ===========
                                                                 HISTORICAL
                  -----------------------------------------------------------------------------------------------------------

                     DMG       SHAMLIN       PBS        SANDS        VTO         SDVT     CONTINUUM     PENTA      CAR ZEE
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Revenues........  $6,078,478  $1,603,047  $2,822,497  $3,838,770  $2,065,093  $1,364,088  $1,094,447  $3,610,885  $1,521,386
Cost of
services........   2,015,847     299,560     366,864     844,484     746,339     183,401     187,676     561,619     261,905
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Gross margin....   4,062,631   1,303,487   2,455,633   2,994,286   1,318,754   1,180,687     906,771   3,049,266   1,259,481
Operating
expenses:
Selling, general
and
administrative..   2,999,113     591,582   1,622,252   1,708,938     895,304   1,073,789     663,351   1,967,919     597,578
Depreciation and
amortization....     182,380     410,807     270,015     461,104     199,630     130,698     100,248     371,256     317,914


Charge for
purchased
R & D...........         --          --          --          --          --          --          --          --          --
Accrued
litigation......         --          --          --          --          --          --          --          --          --
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total operating
expenses........   3,181,493   1,002,389   1,892,267   2,170,042   1,094,934   1,204,487     763,599   2,339,175     915,492
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Operating income
(loss)..........     881,138     301,098     563,366     824,244     223,820     (23,800)    143,172     710,091     343,989
Other income
(expense):
Interest
income..........         --          --          --          --          --          --          --          --          --

Interest             (38,412)    (90,680)    (13,376)    (81,449)   (150,673)    (12,443)    (28,093)   (259,516)   (125,232)
expense.........
Other, net......         --        4,929     (16,226)        --      388,133       4,507         --        9,800      65,780
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net income
(loss) before
income taxes....     842,726     215,347     533,764     742,795     461,280     (31,736)    115,079     460,375     284,537
Provision
(benefit) for
income taxes....         --          --          --          --       28,561         --          --          --          --
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net income
(loss)..........  $  842,726  $  215,347  $  533,764  $  742,795  $  432,719  $  (31,736) $  115,079  $  460,375  $  284,537
Preferred stock
dividends.......         --          --          --          --          --          --          --          --          --
                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Pro forma income
(loss)
attributable to
common
shareholders for
primary earnings
per share.......  $  842,726  $  215,347  $  533,764  $  742,795  $  432,719  $  (31,736) $  115,079  $  460,375  $  284,537
                  =========== =========== =========== =========== =========== =========== =========== =========== ===========
Earnings per
share...........

Weighted average
number of common
shares and
common share
equivalents
outstanding.....

                                    HISTORICAL
                  ---------------------------------------------
                   FLANAGAN/                                      PRO FORMA
                    ALLAN(H)   VTEC(H)      VTN         VTE      ADJUSTMENTS      PRO FORMAA
                  ----------  --------  ----------  -----------  -----------     ------------
Revenues........  $2,566,693  $511,641  $8,362,566  $18,222,983  $(4,398,345)(A) $101,594,170
Cost of
services........     808,472    63,345   2,427,595    2,581,903     (307,000)(A)   27,752,830
                  ----------  --------  ----------  -----------  -----------     ------------
Gross margin....   1,758,221   448,296   5,934,971   15,641,080   (4,091,345)      73,841,340
Operating
expenses:
Selling, general
and
administrative..   1,261,883   264,416   2,652,687   12,272,495   (3,853,000)(A)   51,368,722
Depreciation and
amortization....     237,952    60,204   1,643,543    1,942,840     (214,032)(A)    8,212,383
                                                                    (441,000)(B)
                                                                     230,000 (C)
Charge for
purchased
R & D...........         --        --          --           --           --                --
Accrued
litigation......         --        --          --           --           --         1,250,000
                  ----------  --------  ----------  -----------  -----------     ------------
Total operating
expenses........   1,499,835   324,620   4,296,230   14,215,335   (4,278,032)      60,831,105
                  ----------  --------  ----------  -----------  -----------     ------------
Operating income
(loss)..........     258,386   123,676   1,638,741    1,425,745      186,687       13,010,235
Other income
(expense):
Interest
income..........         --        --          --       680,477     (325,131)(A)    2,294,613
                                                                    (478,000)(C)
Interest             (29,888)   (9,268)   (662,646)  (1,566,502)     325,131 (A)   (2,931,387)
expense.........
Other, net......     (24,594)   (3,579)        --           --           --           484,384
                  ----------  --------  ----------  -----------  -----------     ------------
Net income
(loss) before
income taxes....     203,904   110,829     976,095      539,720     (291,313)      12,857,845
Provision
(benefit) for
income taxes....      65,239     1,997         --     2,098,176    1,493,099 (D)    6,045,181
                  ----------  --------  ----------  -----------  -----------     ------------
Net income
(loss)..........  $  138,665  $108,832  $  976,095  $(1,558,456) $(1,784,412)    $  6,812,664
Preferred stock
dividends.......         --        --          --           --           --            29,337
                  ----------  --------  ----------  -----------  -----------     ------------
Pro forma income
(loss)
attributable to
common
shareholders for
primary earnings
per share.......  $  138,665  $108,832  $  976,095  $(1,558,456) $(1,784,412)    $  6,783,327
                  ==========  ========  ==========  ===========  ===========     ============
Earnings per
share...........                                                                 $       0.29
                                                                                 ============
Weighted average
number of common
shares and
common share
equivalents
outstanding.....                                                   2,953,813 (F)   23,622,000
                                                                 ===========     ============

---------------
(1) Excludes effect of extraordinary items of $59,000, net of tax effect.
(2) Derived from the historical statements of operations of the Company and Connect, Inc. (incorporated by reference herein), Leitess Information Solutions, LLC and Planet Communications LLC (collectively, "Telet Communications LLC").

                  PREMIERE TECHNOLOGIES, INC. AND SUBSIDIARIES

                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                HISTORICAL
                  ------------------------------------------------------------------------------------------------------------
                   PREMIERE          DMG       SHAMLIN       PBS        SANDS        VTO         SDVT     CONTINUUM   PENTA
                  -----------     ----------  ----------  ----------  ----------  ----------  ----------  --------- ----------
Revenues........  $22,325,938     $2,951,772  $1,446,958  $1,326,722  $3,268,203  $1,794,274  $1,076,185  $638,318  $3,338,157
Cost of
services........    7,602,511        560,061     246,050     321,735     601,879     480,393     109,339   140,269     992,298
                  -----------     ----------  ----------  ----------  ----------  ----------  ----------  --------  ----------
Gross margin....   14,723,427      2,391,711   1,200,908   1,004,987   2,666,324   1,313,881     966,846   498,049   2,345,859
Operating
expenses:
Selling, general
and
administrative..   11,727,559      1,637,542     531,011     818,031   1,815,067     973,655     658,529   373,644   1,722,636
Depreciation and
amortization....      696,898        181,490     212,334      88,932     412,821     192,604     159,298    57,923     430,080

Charge for
purchased R &
D...............          --             --          --          --          --          --          --        --          --
Accrued
litigation......          --             --          --          --          --          --          --        --          --
                  -----------     ----------  ----------  ----------  ----------  ----------  ----------  --------  ----------
Total operating
expenses........   12,424,457      1,819,032     743,345     906,963   2,227,888   1,166,259     817,827   431,567   2,152,716
                  -----------     ----------  ----------  ----------  ----------  ----------  ----------  --------  ----------
Operating income
(loss)..........    2,298,970        572,679     457,563      98,024     438,436     147,622     149,019    66,482     193,143
Other income
(expense):
Interest
income..........      283,082            556      13,251         --          --          --      (46,591)      --          --
Interest
expense.........     (366,034)       (14,911)   (101,245)     (8,238)   (103,461)    (88,797)     (9,242)      --     (215,815)
Other, net......       32,062         77,308           8     180,694         --      (13,548)        --        --        5,000
                  -----------     ----------  ----------  ----------  ----------  ----------  ----------  --------  ----------
Net income
(loss) before
income taxes....    2,248,080        635,632     369,577     270,480     334,975      45,277      93,186    66,482     (17,672)
Provision
(benefit) for
income taxes....      330,486            --          --          --          --          --          --        --          --
                  -----------     ----------  ----------  ----------  ----------  ----------  ----------  --------  ----------
Net income
(loss)..........  $ 1,917,594     $  635,632  $  369,577  $  270,480  $  334,975  $   45,277  $   93,186  $ 66,482  $  (17,672)
Preferred stock
dividends.......      308,419            --          --          --          --          --          --        --          --
                  -----------     ----------  ----------  ----------  ----------  ----------  ----------  --------  ----------
Pro forma income
(loss)
attributable to
common
shareholders for
primary earnings
per share.......  $ 1,807,382 (1) $  635,632  $  369,577  $  270,480  $  334,975  $   45,277  $   93,186  $ 66,482  $  (17,672)
                  ===========     ==========  ==========  ==========  ==========  ==========  ==========  ========  ==========
Earnings per
share...........  $      0.10
                  ===========
Weighted average
number of common
shares and
common share
equivalents
outstanding.....   17,529,000
                  ===========
                                                      HISTORICAL
                    ------------------------------------------------------------------------------------
                                FLANAGAN/                                       PRO FORMA
                     CAR ZEE     ALLAN(H)   VTEC(H)      VTN          VTE      ADJUSTMENTS     PRO FORMA
                    ----------  ----------  --------  ----------  -----------  -----------     ---------
Revenues........    $1,437,385  $1,977,726  $337,322  $6,201,887  $17,373,001  $(4,786,060)(A) $60,707,788
Cost of
services........       226,183     305,767    22,519   2,005,476    2,548,522    1,115,000 (B)  17,278,002
                    ----------  ----------  --------  ----------  -----------  -----------     -----------
Gross margin....     1,211,202   1,671,959   314,803   4,196,411   14,824,479   (5,901,060)     43,429,786
Operating
expenses:
Selling, general
and
administrative..       594,695   1,355,186   228,078   3,309,633   12,228,732   (4,563,776)(A)  33,410,222
Depreciation and
amortization....       276,818     151,790    47,188     863,829    1,748,822     (168,969)(A)   5,144,858
                                                                                  (207,000)(B)
Charge for
purchased R &
D...............           --          --        --          --           --           --              --
Accrued
litigation......           --          --        --          --     2,500,000          --        2,500,000
                    ----------  ----------  --------  ----------  -----------  -----------     -----------
Total operating
expenses........       871,513   1,506,976   275,266   4,173,462   16,477,554   (4,939,745)     41,055,080
                    ----------  ----------  --------  ----------  -----------  -----------     -----------
Operating income
(loss)..........       339,689     164,983    39,537      22,949   (1,653,075)    (961,315)      2,374,706
Other income
(expense):
Interest
income..........        57,078         --        --          --       790,803     (345,049)(A)     753,130
Interest
expense.........      (116,428)    (29,894)   (8,906)   (776,279)  (1,633,476)     345,049 (A)  (3,127,677)
Other, net......           --          --        --          --           --           --          281,524
                    ----------  ----------  --------  ----------  -----------  -----------     -----------
Net income
(loss) before
income taxes....       280,339     135,089    30,631    (753,330)  (2,495,748)    (961,315)        281,683
Provision
(benefit) for
income taxes....           --       38,194       --          --      (724,007)     149,089 (D)    (206,238)
                    ----------  ----------  --------  ----------  -----------  -----------     -----------
Net income
(loss)..........    $  280,339  $   96,895  $ 30,631  $ (753,330) $(1,771,741) $(1,110,404)    $   487,921
Preferred stock
dividends.......           --          --        --          --           --           --          308,419
                    ----------  ----------  --------  ----------  -----------  -----------     -----------
Pro forma income
(loss)
attributable to
common
shareholders for
primary earnings
per share.......    $  280,339  $   96,895  $ 30,631  $ (753,330) $(1,771,741) $(1,308,611)(F) $   179,502
                    ==========  ==========  ========  ==========  ===========  ===========     ===========
Earnings per
share...........                                                                               $      0.01
                                                                                               ===========
Weighted average
number of common
shares and
common share
equivalents
outstanding.....                                                                (3,264,108)(F)  14,264,892
                                                                               ===========     ===========

-----
(1) Amount includes the pro forma net interest adjustment of $198,207 assumed under the treasury stock method.

                  PREMIERE TECHNOLOGIES, INC. AND SUBSIDIARIES

                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                                                                         HISTORICAL
                 -------------------------------------------------------------------------------------------------------------------

                  PREMIERE      DMG      SHAMLIN       PBS        SANDS        VTO        SDVT    CONTINUUM    PENTA      CAR ZEE
                 ----------  ---------- ----------  ----------  ----------  ----------  --------- ---------  ----------  ----------
Revenues........ $9,995,000  $2,642,709 $1,101,698  $1,106,987  $2,715,791  $1,825,062  $ 852,732 $ 400,912  $2,866,373  $1,407,743
Cost of
services........  3,516,000     466,638    166,588     311,542     477,539     371,363    128,752    99,251     891,036     335,979
                 ----------  ---------- ----------  ----------  ----------  ----------  --------- ---------  ----------  ----------
Gross margin....  6,479,000   2,176,071    935,110     795,445   2,238,252   1,453,699    723,980   301,661   1,975,337   1,071,764
Operating
expenses:
Selling, general
and
administrative..  6,092,000   1,229,526    376,408     727,227   1,471,503     952,642    413,186   276,073   1,286,442     527,090
Depreciation and
amortization....    420,000     197,824    174,831      95,249     638,498     197,903    187,281    46,978     359,371     261,601

Charge for
purchased
R & D...........        --          --         --          --          --          --         --        --          --          --
Accrued
litigation......        --          --         --          --          --          --         --        --          --          --
                 ----------  ---------- ----------  ----------  ----------  ----------  --------- ---------  ----------  ----------
Total operating
expenses........  6,512,000   1,427,350    551,239     822,476   2,110,001   1,150,545    600,467   323,051   1,645,813     788,691
                 ----------  ---------- ----------  ----------  ----------  ----------  --------- ---------  ----------  ----------
Operating income
(loss)..........    (33,000)    748,721    383,871     (27,031)    128,251     303,154    123,513   (21,390)    329,524     283,073
Other income
(expense):
Interest
income..........    149,000       1,144     21,602         --          --          --         929        53         --       33,328
Interest
expense.........   (291,000)    (55,913)  (102,214)     (8,875)   (137,158)    (90,086)       --        --     (133,648)   (130,270)
Other, net......     43,000      12,808        --      219,475         --        5,296        --        --       60,000        (333)
                 ----------  ---------- ----------  ----------  ----------  ----------  --------- ---------  ----------  ----------
Net income
(loss) before
income taxes....   (132,000)    706,760    303,259     183,569      (8,907)    218,364    124,442   (21,337)    255,876     185,798
Provision
(benefit) for
income taxes....     48,000         --         --          --          --          --         --        --          --          --
                 ----------  ---------- ----------  ----------  ----------  ----------  --------- ---------  ----------  ----------
Net income
(loss).......... $ (180,000) $  706,760 $  303,259  $  183,569  $   (8,907) $  218,364  $ 124,442 $ (21,337) $  255,876  $  185,798
Preferred stock
dividends.......    320,000         --         --          --          --          --         --        --          --          --
                 ----------  ---------- ----------  ----------  ----------  ----------  --------- ---------  ----------  ----------
Pro forma income
(loss)
attributable to
common
shareholders for
primary earnings
per share....... $ (500,000) $  706,760 $  303,259  $  183,569  $   (8,907) $  218,364  $ 124,442 $ (21,337) $  255,876  $  185,798
                 ==========  ========== ==========  ==========  ==========  ==========  ========= =========  ==========  ==========
Earnings per
share........... $    (0.05)
                 ==========
Weighted average
number of common
shares and
common share
equivalents
outstanding..... 10,804,000
                 ==========

                                                    HISTORICAL
                  ------------------------------------------------------------------------------
                    FLANAGAN/                                        PRO FORMA
                     ALLAN(H)   VTEC(H)       VTN          VTE      ADJUSTMENTS      PRO FORMA
                    ----------  --------  -----------  -----------  ------------     ---------
Revenues........    $1,118,191  $ 83,828  $ 4,196,546  $12,419,847  $(3,967,704)(A)  $38,765,715
Cost of
services........       121,452     5,771    1,395,169    2,266,491      856,000 (B)   11,409,571
                    ----------  --------  -----------  -----------  -----------      -----------
Gross margin....       996,739    78,057    2,801,377   10,153,356   (4,823,704)      27,356,144
Operating
expenses:
Selling, general
and
administrative..       747,955    93,672    3,352,841   13,330,090   (3,494,000)(A)   27,382,655
Depreciation and
amortization....       101,491    20,901      303,447    1,141,722      (99,370)(A)    3,997,727
                                                                        (50,000)(B)
Charge for
purchased
R & D...........           --        --           --           --           --               --
Accrued
litigation......           --        --           --           --           --               --
                    ----------  --------  -----------  -----------  -----------      -----------
Total operating
expenses........       849,446   114,573    3,656,288   14,471,812   (3,643,370)      31,380,382
                    ----------  --------  -----------  -----------  -----------      -----------
Operating income
(loss)..........       147,293   (36,516)    (854,911)  (4,318,456)  (1,180,334)      (4,024,238)
Other income
(expense):
Interest
income..........           --        --           --       341,345     (121,131)(A)      426,270
Interest
expense.........       (27,635)   (3,909)    (407,377)    (915,712)     121,131 (A)   (2,182,666)
Other, net......           --        --           --           --           --           340,246
                    ----------  --------  -----------  -----------  -----------      -----------
Net income
(loss) before
income taxes....       119,658   (40,425)  (1,262,288)  (4,892,823)  (1,180,334)      (5,440,388)
Provision
(benefit) for
income taxes....        16,399    17,170          --    (1,446,810)    (202,867)(D)   (1,568,108)
                    ----------  --------  -----------  -----------  -----------      -----------
Net income
(loss)..........    $  103,259  $(57,595) $(1,262,288) $(3,446,013) $  (977,467)      (3,872,280)
Preferred stock
dividends.......           --        --           --           --           --           320,000
                    ----------  --------  -----------  -----------  -----------      -----------
Pro forma income
(loss)
attributable to
common
shareholders for
primary earnings
per share.......    $  103,259  $(57,595) $(1,262,288) $(3,446,013) $  (977,467)     $(4,192,280)
                    ==========  ========  ===========  ===========  ===========      ===========
Earnings per
share...........                                                                     $      (.29)
                                                                                     ===========
Weighted average
number of common
shares and
common share
equivalents
outstanding.....                                                      3,460,892 (F)   14,264,892
                                                                    ===========      ===========

                 PREMIERE TECHNOLOGIES, INC. AND SUBSIDIARIES

                    NOTES TO UNAUDITED PRO FORMA COMBINED
                        CONDENSED FINANCIAL STATEMENTS

PRO FORMA ADJUSTMENTS--VTE, VTN AND THE SIGNIFICANT FRANCHISEES

  Pro forma adjustments have been made to:

    (A) Eliminate intercompany transactions between VTE, VTN and the Significant Franchisees. These transactions include royalties, transaction fees for network usage, management fees and equipment sales. All sales and cost of sales associated with such transactions, including intercompany profit included in equipment cost and depreciation, are eliminated in the pro forma combined condensed financial statements. Also, adjustments have been made to eliminate intercompany accounts receivable and payable.

    (B) Conform VTE and VTN accounting treatment for certain preoperating costs with policies followed by Premiere. Adjustments have been made to charge to expense during the period incurred preoperating cost capitalized by VTE and VTN which would have been expensed under policies followed by Premiere. Associated amortization expense has been reduced to reflect such adjustments.

    (C) Give effect to purchase of the limited partner interest in VTN as though the purchase occurred on March 31, 1997 for pro forma balance sheet purposes, and on January 1, 1996 for pro forma statement of income purposes. These adjustments consist of allocation of the $9.2 million cash purchase price to VTN assets and liabilities and, for pro forma statement of income purposes, additional depreciation and amortization resulting from increased basis of property and equipment over an estimated useful life of 40 years and a reduction in interest income resulting from the reduction of cash.

    (D) Provide for income taxes for entities which operated as S corporations or partners prior to the Significant Acquisitions as if they were combined with Premiere and subject to taxation for all periods presented. Such entities include the Significant Franchisees, except for VTEC, Flanagan/Allan and VTE. In addition, adjustments have been made for the income tax effect of all of the foregoing pro forma adjustments.

    (E) Reflect the issuance of shares of Premiere common stock in exchange for all of the outstanding common shares of VTE, VTN and the Significant Franchisees. The excess of the par value of Premiere common stock over those received in exchange for VTE, VTN and the Significant Franchisees is reflected as a reduction of additional paid in capital of the combined company.

    (F) Give effect to additional shares issued to Significant Franchisees as though such shares were issued January 1, 1994 and adjust for change in shares computed under the modified treasury stock method except for 1995 which reflects the adjustment to show the conversion from the modified treasury stock method to the primary method of computing earnings per share.

  Adjustments have been made to:

    (G) Translate financial information from Canadian dollars to U.S. dollars using an average exchange rate of .75 U.S. dollars per one Canadian dollar.

PRO FORMA STATEMENT OF INCOME ADJUSTMENTS--TELET

  Pro forma adjustments necessary to reflect the purchase of TeleT as though such transaction occurred effective January 1, 1996 have been made to:

    (H) Reflect additional depreciation and amortization expense associated with the increase in the basis of the acquired assets to fair market value at the date of acquisition.

    (I) Reverse the nonrecurring charge for in process research and development.

    (J) Reflect reduction in interest income resulting form cash paid in acquisition.

    (K) Reflect income tax effect of pro forma adjustments.

    (L) Give effect to additional shares issued in connection with the acquisition as though such shares were issued January 1, 1996.